John Hancock Investment Trust

Supplement dated December 1, 2016 to the current summary prospectus, as may be supplemented

John Hancock Balanced Fund (the fund)

Effective December 1, 2016, Lisa A. Welch is added as one of the fund’s portfolio managers. Jeffrey N. Given, CFA, Roger C. Hamilton and Michael J. Scanlon, Jr. CFA will continue to manage the fund. As of the effective date, Messrs. Given, Hamilton, Scanlon and Ms. Welch will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the effective date, the following is added to the portfolio manager information under the heading “Portfolio management”:

Lisa A. Welch

Senior Managing Director and Senior Portfolio Manager

Managed the fund since 2016

Additionally, effective September 29, 2017, Roger C. Hamilton will no longer serve as a portfolio manager of the fund. Effective December 1, 2016 through September 29, 2017, Messrs. Hamilton, Given, Scanlon and Ms. Welch will continue to be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Following that time, only Messrs. Given and Scanlon and Ms. Welch will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.